Exhibit 99.2

Three months and six months ended June 30, 2024

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area: Three months ended June 30, 2024

Production Volumes

	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023
Natural gas (Mcf/day)
Utica & Marcellus	816,935	751,272
SCOOP	155,552	194,639
Total	972,487	945,910
Oil and condensate (Bbl/day)
Utica & Marcellus	977	556
SCOOP	1,770	2,977
Total	2,747	3,533
NGL (Bbl/day)
Utica & Marcellus	2,349	2,440
SCOOP	7,845	9,596
Total	10,195	12,036
Combined (Mcfe/day)
Utica & Marcellus	836,892	769,246
SCOOP	213,245	270,077
Total	1,050,137	1,039,323
Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area: Six months ended June 30, 2024

Production Volumes

	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Natural gas (Mcf/day)
Utica & Marcellus	814,146	735,133
SCOOP	158,879	210,030
Total	973,025	945,163
Oil and condensate (Bbl/day)
Utica & Marcellus	1,163	573
SCOOP	1,875	3,555
Total	3,038	4,128
NGL (Bbl/day)
Utica & Marcellus	2,165	2,564
SCOOP	7,948	10,496
Total	10,113	13,060
Combined (Mcfe/day)
Utica & Marcellus	834,112	753,957
SCOOP	217,817	294,335
Total	1,051,929	1,048,292
Totals may not sum or recalculate due to rounding.

Production and Pricing: Three months ended June 30, 2024

The following table summarizes production and related pricing for the three months ended June 30, 2024, as compared to such data for the three months ended June 30, 2023:

	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023
Natural gas sales
Natural gas production volumes (MMcf)	88,496	86,078
Natural gas production volumes (MMcf) per day	972	946
Total sales	$144,458	$159,246
Average price without the impact of derivatives ($/Mcf)	$1.63	$1.85
Impact from settled derivatives ($/Mcf)	$1.03	$0.57
Average price, including settled derivatives ($/Mcf)	$2.66	$2.42

Oil and condensate sales
Oil and condensate production volumes (MBbl)	250	321
Oil and condensate production volumes (MBbl) per day	3	4
Total sales	$19,127	$22,602
Average price without the impact of derivatives ($/Bbl)	$76.51	$70.30
Impact from settled derivatives ($/Bbl)	$(1.08)	$1.15
Average price, including settled derivatives ($/Bbl)	$75.43	$71.45

NGL sales
NGL production volumes (MBbl)	928	1,095
NGL production volumes (MBbl) per day	10	12
Total sales	$26,147	$26,070
Average price without the impact of derivatives ($/Bbl)	$28.18	$23.80
Impact from settled derivatives ($/Bbl)	$(0.25)	$2.47
Average price, including settled derivatives ($/Bbl)	$27.93	$26.27

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	95,562	94,578
Natural gas equivalents (MMcfe) per day	1,050	1,039
Total sales	$189,732	$207,918
Average price without the impact of derivatives ($/Mcfe)	$1.99	$2.20
Impact from settled derivatives ($/Mcfe)	$0.94	$0.56
Average price, including settled derivatives ($/Mcfe)	$2.93	$2.76

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.17	$0.17
Average taxes other than income ($/Mcfe)	$0.07	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$0.91	$0.91
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.14	$1.16

Production and Pricing: Six months ended June 30, 2024

The following table summarizes production and related pricing for the six months ended June 30, 2024, as compared to such data for the six months ended June 30, 2023:

	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Natural gas sales
Natural gas production volumes (MMcf)	177,091	171,075
Natural gas production volumes (MMcf) per day	973	945
Total sales	$332,744	$441,780
Average price without the impact of derivatives ($/Mcf)	$1.88	$2.58
Impact from settled derivatives ($/Mcf)	$0.89	$0.29
Average price, including settled derivatives ($/Mcf)	$2.77	$2.87

Oil and condensate sales
Oil and condensate production volumes (MBbl)	553	747
Oil and condensate production volumes (MBbl) per day	3	4
Total sales	$40,828	$53,316
Average price without the impact of derivatives ($/Bbl)	$73.84	$71.36
Impact from settled derivatives ($/Bbl)	$(0.46)	$(0.10)
Average price, including settled derivatives ($/Bbl)	$73.38	$71.26

NGL sales
NGL production volumes (MBbl)	1,841	2,364
NGL production volumes (MBbl) per day	10	13
Total sales	$54,253	$65,982
Average price without the impact of derivatives ($/Bbl)	$29.48	$27.91
Impact from settled derivatives ($/Bbl)	$(0.75)	$1.56
Average price, including settled derivatives ($/Bbl)	$28.73	$29.47

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	191,451	189,741
Natural gas equivalents (MMcfe) per day	1,052	1,048
Total sales	$427,825	$561,078
Average price without the impact of derivatives ($/Mcfe)	$2.23	$2.96
Impact from settled derivatives ($/Mcfe)	$0.82	$0.28
Average price, including settled derivatives ($/Mcfe)	$3.05	$3.24

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.17	$0.19
Average taxes other than income ($/Mcfe)	$0.08	$0.10
Average transportation, gathering, processing and compression ($/Mcfe)	$0.90	$0.91
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.15	$1.20

Consolidated Statements of Income: Three months ended June 30, 2024

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023
REVENUES:
Natural gas sales	$144,458	$159,246
Oil and condensate sales	19,127	22,602
Natural gas liquid sales	26,147	26,070
Net (loss) gain on natural gas, oil and NGL derivatives	(8,615)	96,788
Total revenues	181,117	304,706
OPERATING EXPENSES:
Lease operating expenses	15,817	16,155
Taxes other than income	7,018	7,938
Transportation, gathering, processing and compression	86,529	85,664
Depreciation, depletion and amortization	78,553	80,148
General and administrative expenses	10,752	8,611
Restructuring costs	—	2,893
Accretion expense	567	714
Total operating expenses	199,236	202,123
(LOSS) INCOME FROM OPERATIONS	(18,119)	102,583
OTHER EXPENSE (INCOME):
Interest expense	15,158	13,727
Other, net	522	(4,831)
Total other expense	15,680	8,896
(LOSS) INCOME BEFORE INCOME TAXES	(33,799)	93,687
INCOME TAX BENEFIT:
Current	—	—
Deferred	(7,587)	—
Total income tax benefit	(7,587)	—
NET (LOSS) INCOME	$(26,212)	$93,687
Dividends on preferred stock	(1,095)	(1,278)
Participating securities - preferred stock	—	(14,044)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(27,307)	$78,365
NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(1.51)	$4.23
Diluted	$(1.51)	$4.18
Weighted average common shares outstanding—Basic	18,144	18,518
Weighted average common shares outstanding—Diluted	18,144	18,805

Consolidated Statements of Income: Six months ended June 30, 2024

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
REVENUES:
Natural gas sales	$332,744	$441,780
Oil and condensate sales	40,828	53,316
Natural gas liquid sales	54,253	65,982
Net gain on natural gas, oil and NGL derivatives	36,521	474,849
Total revenues	464,346	1,035,927
OPERATING EXPENSES:
Lease operating expenses	32,625	36,017
Taxes other than income	15,278	18,633
Transportation, gathering, processing and compression	173,148	173,281
Depreciation, depletion and amortization	158,576	159,242
General and administrative expenses	19,950	17,344
Restructuring costs	—	4,762
Accretion expense	1,122	1,478
Total operating expenses	400,699	410,757
INCOME FROM OPERATIONS	63,647	625,170
OTHER EXPENSE (INCOME):
Interest expense	30,161	27,483
Other, net	397	(19,054)
Total other expense	30,558	8,429
INCOME BEFORE INCOME TAXES	33,089	616,741
INCOME TAX EXPENSE:
Current	—	—
Deferred	7,266	—
Total income tax expense	7,266	—
NET INCOME	$25,823	$616,741
Dividends on preferred stock	(2,200)	(2,585)
Participating securities - preferred stock	(3,469)	(92,611)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$20,154	$521,545
NET INCOME PER COMMON SHARE:
Basic	$1.11	$27.91
Diluted	$1.09	$27.60
Weighted average common shares outstanding—Basic	18,169	18,688
Weighted average common shares outstanding—Diluted	18,573	18,930

Consolidated Balance Sheets

(In thousands)

	June 30, 2024	December 31, 2023
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$1,233	$1,929
Accounts receivable—oil, natural gas, and natural gas liquids sales	94,346	122,479
Accounts receivable—joint interest and other	21,210	22,221
Prepaid expenses and other current assets	6,239	16,951
Short-term derivative instruments	147,243	233,226
Total current assets	270,271	396,806
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	3,171,811	2,904,519
Unproved properties	218,399	204,233
Other property and equipment	10,810	9,165
Total property and equipment	3,401,020	3,117,917
Less: accumulated depletion, depreciation and amortization	(1,024,142)	(865,618)
Total property and equipment, net	2,376,878	2,252,299
Other assets:
Long-term derivative instruments	38,220	47,566
Deferred tax asset	517,890	525,156
Operating lease assets	7,844	14,299
Other assets	27,140	31,487
Total other assets	591,094	618,508
Total assets	$3,238,243	$3,267,613

Consolidated Balance Sheets

(In thousands, except share data)

	June 30, 2024	December 31, 2023
Liabilities, Mezzanine Equity and Stockholders’ Equity	(Unaudited)
Current liabilities:
Accounts payable and accrued liabilities	$290,978	$309,532
Short-term derivative instruments	43,838	21,963
Current portion of operating lease liabilities	6,888	12,959
Total current liabilities	341,704	344,454
Non-current liabilities:
Long-term derivative instruments	20,941	18,602
Asset retirement obligation	31,438	29,941
Non-current operating lease liabilities	956	1,340
Long-term debt	679,503	667,382
Total non-current liabilities	732,838	717,265
Total liabilities	$1,074,542	$1,061,719
Commitments and contingencies (Note 9)
Mezzanine equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 43.8 thousand issued and outstanding at June 30, 2024, and 44.2 thousand issued and outstanding at December 31, 2023	43,788	44,214
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 18.1 million issued and outstanding at June 30, 2024, and 18.3 million issued and outstanding at December 31, 2023	2	2
Additional paid-in capital	249,038	315,726
Common stock held in reserve, 0 shares at June 30, 2024 and 62.0 thousand shares at December 31, 2023	—	(1,996)
Retained earnings	1,871,571	1,847,948
Treasury stock, at cost - 4.6 thousand shares at June 30, 2024 and 0 shares at December 31, 2023	(698)	—
Total stockholders’ equity	$2,119,913	$2,161,680
Total liabilities, mezzanine equity and stockholders’ equity	$3,238,243	$3,267,613

Consolidated Statement of Cash Flows: Three months ended June 30, 2024

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023
Cash flows from operating activities:
Net (loss) income	$(26,212)	$93,687
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depletion, depreciation and amortization	78,553	80,148
Net loss (gain) on derivative instruments	8,614	(96,788)
Net cash receipts on settled derivative instruments	90,743	52,519
Deferred income tax benefit	(7,587)	—
Stock-based compensation expense	3,343	2,838
Other, net	1,456	1,547
Changes in operating assets and liabilities, net	(25,445)	(26,600)
Net cash provided by operating activities	123,465	107,351
Cash flows from investing activities:
Additions to oil and natural gas properties	(126,705)	(153,006)
Proceeds from sale of oil and natural gas properties	—	185
Other, net	(841)	(191)
Net cash used in investing activities	(127,546)	(153,012)
Cash flows from financing activities:
Principal payments on Credit Facility	(208,000)	(205,000)
Borrowings on Credit Facility	251,000	304,000
Debt issuance costs and loan commitment fees	1	(6,913)
Dividends on preferred stock	(1,095)	(1,280)
Repurchase of common stock under Repurchase Program	(24,302)	(21,413)
Repurchase of common stock under Repurchase Program - related party	—	(20,431)
Shares exchanged for tax withholdings	(20,499)	(1,493)
Net cash (used in) provided by financing activities	(2,895)	47,470
Net change in cash and cash equivalents	(6,976)	1,809
Cash and cash equivalents at beginning of period	8,209	3,460
Cash and cash equivalents at end of period	$1,233	$5,269

Consolidated Statement of Cash Flows: Six months ended June 30, 2024

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Cash flows from operating activities:
Net income	$25,823	$616,741
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	158,576	159,242
Net gain on derivative instruments	(36,522)	(474,849)
Net cash receipts on settled derivative instruments	156,065	52,886
Deferred income tax expense	7,266	—
Stock-based compensation expense	5,746	5,043
Other, net	3,024	4,184
Changes in operating assets and liabilities, net	(8,491)	48,159
Net cash provided by operating activities	311,487	411,406
Cash flows from investing activities:
Additions to oil and natural gas properties	(244,851)	(283,406)
Proceeds from sale of oil and natural gas properties	—	2,648
Other, net	(1,647)	(835)
Net cash used in investing activities	(246,498)	(281,593)
Cash flows from financing activities:
Principal payments on Credit Facility	(511,000)	(518,000)
Borrowings on Credit Facility	523,000	472,000
Debt issuance costs and loan commitment fees	(106)	(6,920)
Dividends on preferred stock	(2,200)	(2,587)
Repurchase of common stock under Repurchase Program	(38,793)	(54,085)
Repurchase of common stock under Repurchase Program - related party	(15,002)	(20,431)
Shares exchanged for tax withholdings	(21,584)	(1,780)
Net cash used in financing activities	(65,685)	(131,803)
Net change in cash and cash equivalents	(696)	(1,990)
Cash and cash equivalents at beginning of period	1,929	7,259
Cash and cash equivalents at end of period	$1,233	$5,269

Updated 2024E Guidance

Gulfport's 2024 guidance assumes commodity strip prices as of July 17, 2024, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2024
	Low	High
Production
Average daily gas equivalent (MMcfe/day)	1,055	1,070
% Gas	~92%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	35%	40%
Oil (differential to NYMEX WTI) ($/Bbl)	$(4.75)	$(5.75)

Expenses
Lease operating expense ($/Mcfe)	$0.17	$0.19
Taxes other than income ($/Mcfe)	$0.08	$0.10
Transportation, gathering, processing and compression ($/Mcfe)	$0.90	$0.94
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.11	$0.13

	Total
Capital expenditures (incurred)	(in millions)
D&C	$330	$360
Maintenance leasehold and land	$50	$60
Total base capital expenditures	$380	$420

Discretionary acreage acquisitions	~$45

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.
(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport's hedging positions as of July 29, 2024:

	3Q2024	4Q2024	Full Year 2024(1)	Full Year 2025
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	400	400	400	210
Weighted Average Price ($/MMBtu)	$3.77	$3.77	$3.77	$3.92

Fixed Price Collars
Volume (BBtupd)	225	225	225	220
Weighted Average Floor Price ($/MMBtu)	$3.36	$3.36	$3.36	$3.37
Weighted Average Ceiling Price ($/MMBtu)	$5.14	$5.14	$5.14	$4.23

Fixed Price Calls Sold
Volume (BBtupd)	202	202	202	193
Weighted Average Price ($/MMBtu)	$3.33	$3.33	$3.33	$5.80

Rex Zone 3 Basis
Volume (BBtupd)	150	150	150	90
Differential ($/MMBtu)	$(0.15)	$(0.15)	$(0.15)	$(0.21)

Tetco M2 Basis
Volume (BBtupd)	230	230	230	230
Differential ($/MMBtu)	$(0.94)	$(0.94)	$(0.94)	$(0.96)

NGPL TX OK Basis
Volume (BBtupd)	70	70	70	40
Differential ($/MMBtu)	$(0.31)	$(0.31)	$(0.31)	$(0.29)

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	500	500	500	2,000
Weighted Average Price ($/Bbl)	$77.50	$77.50	$77.50	$74.50

Fixed Price Collars
Volume (Bblpd)	1,000	1,000	1,000	—
Weighted Average Floor Price ($/Bbl)	$62.00	$62.00	$62.00	$—
Weighted Average Ceiling Price ($/Bbl)	$80.00	$80.00	$80.00	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	2,500	2,500	2,500	2,000
Weighted Average Price ($/Bbl)	$30.25	$30.25	$30.25	$30.09

(1)	July 1, 2024 - December 31, 2024.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to net income (loss) less non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, restructuring costs, other items which include items related to our Chapter 11 filing and other non-material expenses and the tax effect of the adjustments to net income.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, deferred income tax expense (benefit), depreciation, depletion, amortization and accretion, non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation, restructuring costs and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, capitalized expenses incurred and capital expenditures incurred excluding discretionary acreage acquisitions. Gulfport includes an adjusted free cash flow estimate for 2024. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2024. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended June 30, 2024

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023

Net (Loss) Income (GAAP)	$(26,212)	$93,687

Adjustments:
Non-cash derivative loss (gain)	99,357	(44,269)
Non-recurring general and administrative expense	718	438
Stock-based compensation expense	3,343	2,024
Restructuring costs	—	2,893
Other, net(1)	522	(4,831)
Tax effect of adjustments(2)	(23,730)	—
Adjusted Net Income (Non-GAAP)	$53,998	$49,942

(1)	For the three months ended June 30, 2023, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(2)	Deferred income taxes were approximately 23% for the three months ended June 30, 2024. For the three months ended June 30, 2023, the Company’s effective tax rate was 0% primarily as a result of the valuation allowance on the Company’s deferred tax asset.

Adjusted Net Income: Six months ended June 30, 2024

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023

Net Income (GAAP)	$25,823	$616,741

Adjustments:
Non-cash derivative loss (gain)	119,543	(421,963)
Non-recurring general and administrative expense	1,528	1,735
Stock-based compensation expense	5,746	3,778
Restructuring costs	—	4,762
Other, net(1)	397	(19,054)
Tax effect of adjustments(2)	(27,936)	—
Adjusted Net Income (Non-GAAP)	$125,101	$185,999

(1)	For the six months ended June 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to Note 1 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2024. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(2)	Deferred income taxes were approximately 22% for the six months ended June 30, 2024. For the six months ended June 30, 2023, the Company’s effective tax rate was 0% primarily as a result of the valuation allowance on the Company’s deferred tax asset.

Adjusted EBITDA: Three months ended June 30, 2024

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023

Net (Loss) Income (GAAP)	$(26,212)	$93,687

Adjustments:
Interest expense	15,158	13,727
Deferred income tax benefit	(7,587)	—
DD&A and accretion	79,120	80,862
Non-cash derivative loss (gain)	99,357	(44,269)
Non-recurring general and administrative expenses	718	438
Stock-based compensation expense	3,343	2,024
Restructuring costs	—	2,893
Other, net(1)	522	(4,831)
Adjusted EBITDA (Non-GAAP)	$164,419	$144,531

(1)	For the three months ended June 30, 2023, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

Adjusted EBITDA: Six months ended June 30, 2024

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023

Net Income (GAAP)	$25,823	$616,741

Adjustments:
Interest expense	30,161	27,483
Deferred income tax expense	7,266	—
DD&A and accretion	159,698	160,720
Non-cash derivative loss (gain)	119,543	(421,963)
Non-recurring general and administrative expenses	1,528	1,735
Stock-based compensation expense	5,746	3,778
Restructuring costs	—	4,762
Other, net(1)	397	(19,054)
Adjusted EBITDA (Non-GAAP)	$350,162	$374,202

(1)	For the six months ended June 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to Note 1 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2024. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

Adjusted Free Cash Flow: Three months ended June 30, 2024

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023

Net cash provided by operating activity (GAAP)	$123,465	$107,351
Adjustments:
Interest expense	15,158	13,727
Non-recurring general and administrative expenses	718	438
Restructuring costs	—	2,893
Other, net(1)	(367)	(6,478)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	9,324	(27,759)
Accounts receivable - joint interest and other	(5,156)	(5,432)
Accounts payable and accrued liabilities	20,361	58,161
Prepaid expenses	948	1,737
Other assets	(32)	(107)
Total changes in operating assets and liabilities, net	$25,445	$26,600
Adjusted EBITDA (Non-GAAP)	$164,419	$144,531
Interest expense	(15,158)	(13,727)
Capitalized expenses incurred(2)	(5,924)	(5,423)
Capital expenditures incurred(3,4,5)	(123,141)	(126,068)
Adjusted free cash flow (Non-GAAP)	$20,196	$(686)

(1)	For the three months ended June 30, 2023, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(2)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(3)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(4)	For the three months ended June 30, 2024, includes $1.0 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $19.0 million that the Company has guided to an anticipated total of $45 million of discretionary acreage acquisitions in 2024.
(5)	For the three months ended June 30, 2023, includes $0.3 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $3.5 million.

Adjusted Free Cash Flow: Six months ended June 30, 2024

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023

Net cash provided by operating activity (GAAP)	$311,487	$411,406
Adjustments:
Interest expense	30,161	27,483
Non-recurring general and administrative expenses	1,528	1,735
Restructuring costs	—	4,762
Other, net(1)	(1,505)	(23,025)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(28,133)	(186,300)
Accounts receivable - joint interest and other	(1,011)	(3,595)
Accounts payable and accrued liabilities	37,017	140,832
Prepaid expenses	649	973
Other assets	(31)	(69)
Total changes in operating assets and liabilities, net	$8,491	$(48,159)
Adjusted EBITDA (Non-GAAP)	$350,162	$374,202
Interest expense	(30,161)	(27,483)
Capitalized expenses incurred(2)	(11,578)	(10,506)
Capital expenditures incurred(3,4,5)	(249,379)	(271,730)
Adjusted free cash flow (Non-GAAP)	$59,044	$64,483

(1)	For the six months ended June 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to Note 1 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2024. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(2)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(3)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(4)	For the six months ended June 30, 2024, includes $2.9 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $19.0 million that the Company has guided to an anticipated total of $45 million of discretionary acreage acquisitions in 2024.
(5)	For the six months ended June 30, 2023, includes $1.0 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $5.5 million.

Recurring General and Administrative Expenses:

Three months ended June 30, 2024

(In thousands)

(Unaudited)

	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$7,409	$3,343	$10,752	$6,587	$2,024	$8,611
Capitalized general and administrative expense	4,683	1,647	6,329	4,408	997	5,405
Non-recurring general and administrative expense	(718)	—	(718)	(438)	—	(438)
Recurring general and administrative before capitalization (Non-GAAP)	$11,374	$4,989	$16,364	$10,557	$3,021	$13,578

Totals may not sum or recalculate due to rounding.

Recurring General and Administrative Expenses:

Six months ended June 30, 2024

(In thousands)

(Unaudited)

	Six Months Ended June 30, 2024			Six Months Ended June 30, 2023
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$14,204	$5,746	$19,950	$13,566	$3,778	$17,344
Capitalized general and administrative expense	9,205	2,830	12,035	8,667	1,861	10,528
Non-recurring general and administrative expense	(1,528)	—	(1,528)	(1,735)	—	(1,735)
Recurring general and administrative before capitalization (Non-GAAP)	$21,881	$8,576	$30,457	$20,498	$5,639	$26,137

Totals may not sum or recalculate due to rounding.